Taxes (Details 2) - USD ($)	Sep. 30, 2022	Sep. 30, 2021
Taxes
Net operating loss carryforwards	$ 168,126	$ 13,569
Allowance for inventory	12,413	0
Allowance for doubtful accounts	836	0
Valuation allowance	(18,168)	(13,569)
Total	$ 163,207	$ 0